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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    March 31, 2005
                                                    --------------


                                POWER2SHIP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


           Nevada                  000-25753           87-0449667
   -----------------------      --------------         ------------
(State or other jurisdiction     (Commission          (IRS Employer
     of incorporation)           File Number)        Identification No.)


     903 Clint Moore Road, Boca Raton, Florida              33487
     -----------------------------------------            ---------
     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   561-998-7557
                                                     ------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities

     During March 2005 we issued 12,219,000 shares of our common stock and warrants to purchase 12,219,000 shares of our common stock for $0.15 per share that are exercisable through February 28, 2008 to 48 accredited investors and 3 non-accredited investors for an aggregate of $1,832,850. We have agreed to include these shares of common stock and the shares of common stock underlying these warrants in the next registration statement we file with the U.S. Securities and Exchange Commission on or before July 1, 2005. These securities were offered through Clayton Dunning & Company, Inc., a member firm of the National Association of Securities Dealers, Inc., who received a sales commission of ten percent of the gross proceeds from all its sales, as well as through the Company's officers, who received no sales commission. The Company intends to use the net proceeds from the sale of these securities for general working capital purposes. These securities were issued in private transactions that were exempt from registration under the Securities Act of 1933 in reliance on Rule 506 of Regulation D. The certificates evidencing the shares issued to these investors contain a legend restricting their transferability absent registration under the Securities Act or the availability of an applicable exemption therefrom.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  POWER2SHIP, INC.


Date:  April 29, 2005                             By:  /s/ Richard Hersh
                                                       -----------------
                                                       Richard Hersh,
                                                       Chief Executive Officer